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                                                                    Exhibit 4(a)
                                      13584


                               MRU HOLDINGS, INC.


          NUMBER                                               SHARES
      ---------------                                      ---------------

      ---------------                                      ---------------


  This Certificate is         INCORPORATED UNDER THE      CUSIP 55348A 10 2
    transferable in                 LAWS OF THE
     New York, NY                STATE OF DELAWARE


                       SEE LEGEND ENDORSED ON REVERSE SIDE


This Certifies that                                            *****************
                                                               *****************
                          *** RESTRICTED SECURITIES ***        *****************
                                                               *****************
                                                               *****************
                                                               *****************
                                                               *****************


is the owner of _______________________________________________ **


            FULLY PAID AND NON ASSESSABLE SHARES OF THE COMMON STOCK,
                         PAR VALUE $.001 PER SHARE, OF

                               MRU HOLDINGS, INC.

(hereinafter the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.


      WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.


         Dated:   13584000003

         BIL

     /s/                                                  /s/
             SECRETARY                                         PRESIDENT

                                     [SEAL]


COUNTERSIGNED AND REGISTERED

        AMERICAN STOCK TRANSFER & TRUST COMPANY
                        (New York, NY)                  TRANSFER AGENT
                                                        AND REGISTRAR

        BY _____________________________________

                                                AUTHORIZED SIGNATURE

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

                               MRU HOLDINGS, INC.

      The following abbreviations, when used in the inscription the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


        TEN COM - as tenants         UNIF GIFT MIN ACT --________Custodian______
                  in common                              (Cust)          (Minor)

        TEN ENT - as tenants                       under Uniform Gifts to Minors
                  by the entireties                Act _________________________
                                                                (State)

        JT TEN  - as Joint tenants
                  with right of
                  survivorship and
                  not as tenants in common


    Additional abbreviations may also be used though not in the above list.


      For value received, _________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
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                                    |
                                    |
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                  Please print or typewrite name and address,
                     including postal zip code of assignee


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---------------------------------------------------------------------- Shares of


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the Common Stock represented by the within Certificate, and do hereby


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irrevocably constitute and appoint


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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.




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NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.
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Dated ________________________________


                                          --------------------------------------


Signatures (s) Guaranteed:


----------------------------------------
THE SIGNATURES(S)  MUST BE GUARANTEED BY
AN   ELIGIBLE   GUARANTOR    INSTITUTION
(BANKS,  STOCKBROKERS,  SAVINGS AND LOAN
ASSOCIATIONS     AND    CREDIT    UNIONS
WITH MEMBERSHIP IN AN APPROVED  SIGNATURE
GUARANTEE MEDALLION  PROGRAM),  PURSUANT
TO S.E.C. RULE 17AD-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, MUTILATED OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATED.


THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SHARES ARE REGISTERED UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.